SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. ___)

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/_/   Preliminary Proxy Statement

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      14a-6(e)(2))

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/_/   Soliciting Materials Pursuant to Section 240.14a-12

                Alliance California Municipal Income Fund, Inc.
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

[LOGO]

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

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1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

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                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 30, 2015

To the stockholders of AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of AGHIF, ANMIF, ACMIF and ANYMIF, each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41/st/ Floor, New York, New York 10105, on March 30, 2015 at 3:00 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 23, 2015:

    1. To elect three Class Three Directors of each Fund, each such Director to hold office for a term of three years and until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   Any stockholder of record of AGHIF, ANMIF, ACMIF or ANYMIF at the close of business on February 17, 2015 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

New York, New York
February 23, 2015

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTE. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R)
is a registered trademark used by permission of its owner, AllianceBernstein
L.P.

                                PROXY STATEMENT

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 30, 2015

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the "Board") of AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on
March 30, 2015 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about
February 23, 2015.

   Any stockholder who owned shares of AGHIF, ANMIF, ACMIF and ANYMIF at the close of business on February 17, 2015 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   As permitted by law, only one copy of this Proxy Statement may be delivered to a Fund's stockholders residing at the same address, unless such stockholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Richard Leahy at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders of a Fund wishing to receive separate copies of the Fund's shareholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON MONDAY, MARCH 30, 2015. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT WWW.ABGLOBAL.COM/ABFUNDSPROXY.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   Under the Funds' respective Charters and Bylaws, the Board has been divided into three classes of Directors serving staggered terms of three years. Generally, one class of Directors is nominated each year by the Board for election by the Fund's stockholders. For all of the Funds, the terms of Class Three Directors will expire as of the Meeting, the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2016, and the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2017. Upon expiration of the terms of the Directors of each class as set forth above, their successors in that class will be elected to serve for a term of three years and until their successors are duly elected and qualify.

   Under this classified Board structure, it would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   At the Meeting, the holders of each series of preferred stock of ANMIF, ACMIF and ANYMIF (the "Preferred Stockholders") will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. The Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Directors"). The Preferred Directors are John H. Dobkin and Michael J. Downey and each is a member of Class One of ANMIF, ACMIF and ANYMIF. While the Preferred Stockholders have the right to elect the Preferred Directors, they are not standing for election at the Meeting because the terms of the Class One Directors do not expire until 2016.

   At the Meeting, Marshall C. Turner, Jr., Garry L. Moody and Earl D. Weiner are standing for election as Class Three Directors of each Fund. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

   The affirmative vote of a majority of the votes entitled to be cast by common and preferred stockholders voting together as a single class is required to elect a Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees.

   Certain information concerning the Funds' Directors and the nominees is set forth below.

                                                                                  NUMBER OF        OTHER
                            YEAR                                                  PORTFOLIOS   DIRECTORSHIPS
                            TERM                                                     IN           HELD BY
                            AS A                                                   AB FUND     DIRECTOR DURING
                           DIRECTOR                  PRINCIPAL OCCUPATION(S)       COMPLEX        THE PAST
     NAME, ADDRESS*         WILL      YEARS OF        DURING PAST 5 YEARS          OVERSEEN       5 YEARS
         AND AGE           EXPIRE    SERVICE**             OR LONGER              BY DIRECTOR    OR LONGER
-------------------------- --------  ----------- -------------------------------- -----------  ----------------
INDEPENDENT
DIRECTORS
Chairman of the Board      Class     Each        Private Investor since prior to     116       Xilinx, Inc.
Marshall C. Turner, Jr.,#  Three     Fund: 10    2010. Former Chairman and                     (programmable
73                         (2018)+               CEO of Dupont Photomasks,                     logic semi-
                                                 Inc. (components of semi-                     conductors)
                                                 conductor manufacturing).                     since 2007 and
                                                 He has extensive operating                    SunEdison,
                                                 leadership and venture capital                Inc. (solar
                                                 investing experience,                         materials and
                                                 including five interim or full-               power plants)
                                                 time CEO roles, and prior                     from 2007
                                                 service as general partner of                 until July 2014
                                                 three institutional venture
                                                 capital partnerships, and
                                                 serves on the boards of
                                                 several education and
                                                 science-related non-profit
                                                 organizations. He has served
                                                 as a director of one AB fund
                                                 since 1992, and director or
                                                 trustee of multiple AB funds
                                                 since 2005. He has been
                                                 Chairman of the AB Funds
                                                 since January 2014, and the
                                                 Chairman of the Independent
                                                 Directors Committees of
                                                 such Funds since February
                                                 2014.

John H. Dobkin,#           Class     AGHIF: 22   Independent Consultant since        116       None
73                         One       ANMIF,      prior to 2010. Formerly,
                           (ANMIF,   ACMIF and   President of Save Venice,
                           ACMIF     ANYMIF: 13  Inc. (preservation
                           and                   organization) from 2001-
                           ANYMIF                2002; Senior Adviser from
                           2016)                 June 1999-June 2000 and
                                                 President of Historic Hudson
                           Class                 Valley (historic preservation)
                           Two                   from December 1989-May
                           (AGHIF                1999. Previously, Director of
                           2017)                 the National Academy of
                                                 Design. He has served as a
                                                 director or trustee of various
                                                 AB Funds since 1992 and as
                                                 Chairman of the Audit
                                                 Committees of a number of
                                                 such Funds from 2001-2008.

                                                                               NUMBER OF        OTHER
                          YEAR                                                 PORTFOLIOS   DIRECTORSHIPS
                          TERM                                                    IN           HELD BY
                          AS A                                                  AB FUND     DIRECTOR DURING
                         DIRECTOR                 PRINCIPAL OCCUPATION(S)       COMPLEX        THE PAST
    NAME, ADDRESS*        WILL     YEARS OF        DURING PAST 5 YEARS          OVERSEEN       5 YEARS
        AND AGE          EXPIRE    SERVICE**            OR LONGER              BY DIRECTOR    OR LONGER
------------------------ --------  ---------- -------------------------------- -----------  ---------------
Michael J. Downey,#      Class     Each       Private Investor since prior to     116       Asia Pacific
71                       One       Fund: 10   2010. Formerly, managing                      Fund, Inc.
                         (Each                partner of Lexington Capital,                 (registered
                         Fund                 LLC (investment advisory                      investment
                         2016)                firm) from December 1997                      company)
                                              until December 2003. He                       since prior to
                                              served as a director of                       2010 and The
                                              Prospect Acquisition Corp                     Merger Fund
                                              (financial services) from                     (registered
                                              2007 until 2009. From 1987                    investment
                                              until 1993, Chairman and                      company)
                                              CEO of Prudential Mutual                      since prior to
                                              Fund Management, director                     2010 until
                                              of the Prudential mutual                      2013
                                              funds, and member of the
                                              Executive Committee of
                                              Prudential Securities Inc. He
                                              has served as a director or
                                              trustee of the AB Funds since
                                              2005 and is director and
                                              chairman of one other
                                              investment company.

William H. Foulk, Jr.,#  Class     AGHIF: 22  Investment Adviser and an           116       None
82                       Two       ANMIF,     Independent Consultant since
                         (2017)    ACMIF and  prior to 2010. Previously, he
                                   ANYMF: 13  was Senior Manager of
                                              Barrett Associates, Inc., a
                                              registered investment adviser.
                                              He was formerly Deputy
                                              Comptroller and Chief
                                              Investment Officer of the
                                              State of New York and, prior
                                              thereto, Chief Investment
                                              Officer of the New York
                                              Bank for Savings. He has
                                              served as a director or trustee
                                              of various AB Funds since
                                              1983, and was Chairman of
                                              the Independent Directors
                                              Committees of the AB Funds
                                              from 2003 until early
                                              February 2014. He served as
                                              Chairman of such Funds
                                              from 2003 through
                                              December 2013.

                                                                          NUMBER OF        OTHER
                     YEAR                                                 PORTFOLIOS   DIRECTORSHIPS
                     TERM                                                    IN           HELD BY
                     AS A                                                  AB FUND     DIRECTOR DURING
                    DIRECTOR                 PRINCIPAL OCCUPATION(S)       COMPLEX        THE PAST
  NAME, ADDRESS*     WILL     YEARS OF        DURING PAST 5 YEARS          OVERSEEN       5 YEARS
     AND AGE        EXPIRE    SERVICE**            OR LONGER              BY DIRECTOR    OR LONGER
------------------- --------  ---------  -------------------------------- -----------  ----------------
D. James Guzy,#      Class    Each       Chairman of the Board of            116       PLX
78                   Two      Fund: 10   SRC Computers, Inc. (semi-                    Technology
                     (Each               conductors), with which he                    (semi-
                     Fund                has been associated since                     conductors)
                     2017)               prior to 2010. He served as                   since prior to
                                         Chairman of the Board of                      2010 until
                                         PLX Technology (semi-                         November
                                         conductors) since prior to                    2013, and
                                         2010 until November 2013.                     Cirrus Logic
                                         He was a director of Intel                    Corporation
                                         Corporation (semi-                            (semi-
                                         conductors) from 1969 until                   conductors)
                                         2008, and served as                           since prior to
                                         Chairman of the Finance                       2010 until July
                                         Committee of such company                     2011
                                         for several years until May
                                         2008. He has served as a
                                         director or trustee of one or
                                         more of the AB Funds since
                                         1982.

Nancy P. Jacklin,#   Class    Each       Professorial Lecturer at the        116       None
66                   One      Fund: 9    Johns Hopkins School of
                     (Each               Advanced International
                     Fund                Studies since 2008. Formerly,
                     2016)               U.S. Executive Director of
                                         the International Monetary
                                         Fund (which is responsible
                                         for ensuring the stability of
                                         the international monetary
                                         system), (December 2002-
                                         May 2006); Partner, Clifford
                                         Chance (1992-2002); Sector
                                         Counsel, International
                                         Banking and Finance, and
                                         Associate General Counsel,
                                         Citicorp (1985-1992);
                                         Assistant General Counsel
                                         (International), Federal
                                         Reserve Board of Governors
                                         (1982-1985); and Attorney
                                         Advisor, U.S. Department of
                                         the Treasury (1973-1982).
                                         Member of the Bar of the
                                         District of Columbia and of
                                         New York; and member of
                                         the Council on Foreign
                                         Relations. She has served as
                                         a director or trustee of the AB
                                         Funds since 2006 and has
                                         been Chairman of the
                                         Governance and Nominating
                                         Committees of the Funds
                                         since August 2014.

                                                                         NUMBER OF        OTHER
                   YEAR                                                  PORTFOLIOS   DIRECTORSHIPS
                   TERM                                                     IN           HELD BY
                   AS A                                                   AB FUND     DIRECTOR DURING
                  DIRECTOR                 PRINCIPAL OCCUPATION(S)        COMPLEX        THE PAST
 NAME, ADDRESS*    WILL     YEARS OF         DURING PAST 5 YEARS          OVERSEEN       5 YEARS
    AND AGE       EXPIRE    SERVICE**             OR LONGER              BY DIRECTOR    OR LONGER
----------------- --------  ---------  --------------------------------- -----------  ---------------
Garry L. Moody,#  Class     Each       Independent Consultant.              116            None
62                Three     Fund: 7    Formerly, Partner, Deloitte &
                  (Each                Touche LLP 1995-2008,
                  Fund                 where he held a number of
                  2018)+               senior positions, including
                                       Vice Chairman, and U.S. and
                                       Global Investment
                                       Management Practice
                                       Managing Partner; President,
                                       Fidelity Accounting and
                                       Custody Services Company
                                       (1993-1995); and Partner,
                                       Ernst & Young LLP (1975-
                                       1993), where he served as the
                                       National Director of Mutual
                                       Fund Tax Services and
                                       Managing Partner of its
                                       Chicago Office Tax
                                       Department. He is a member
                                       of both the Governing
                                       Council of the Independent
                                       Directors Council (IDC), an
                                       organization of independent
                                       directors of mutual funds and
                                       the Trustee Advisory Board
                                       of BoardIQ, a biweekly
                                       publication focused on issues
                                       and news affecting directors
                                       of mutual funds. He has
                                       served as a director or trustee,
                                       and as Chairman of the Audit
                                       Committees, of the AB
                                       Funds since 2008.

Earl D. Weiner,#  Class     Each       Of Counsel, and Partner prior        116            None
75                Three     Fund: 8    to January 2007, of the law
                  (Each                firm Sullivan & Cromwell
                  Fund                 LLP and is a former member
                  2018)+               of the ABA Federal
                                       Regulation of Securities
                                       Committee Task Force to
                                       draft editions of the Fund
                                       Director's Guidebook. He
                                       also serves as a director or
                                       trustee of various non-profit
                                       organizations and has served
                                       as Chairman or Vice
                                       Chairman of a number of
                                       them. He has served as a
                                       director or trustee of the AB
                                       Funds since 2007 and served
                                       as Chairman of the
                                       Governance and Nominating
                                       Committees of the AB Funds
                                       from 2007 until August 2014.

                                                                        NUMBER OF        OTHER
                     YEAR                                               PORTFOLIOS   DIRECTORSHIPS
                     TERM                                                  IN           HELD BY
                     AS A                                                AB FUND     DIRECTOR DURING
                    DIRECTOR                PRINCIPAL OCCUPATION(S)      COMPLEX        THE PAST
  NAME, ADDRESS*     WILL     YEARS OF       DURING PAST 5 YEARS         OVERSEEN       5 YEARS
     AND AGE        EXPIRE    SERVICE**           OR LONGER             BY DIRECTOR    OR LONGER
------------------- --------  ---------  ------------------------------ -----------  ---------------
INTERESTED
DIRECTOR
Robert M. Keith,++  Class     Each       Senior Vice President of          116            None
1345 Avenue of the  One       Fund: 6    AllianceBernstein L.P. (the
 Americas           (AGHIF               "Adviser")+++ and head of
New York, NY 10105  2016)                AllianceBernstein
54                                       Investments, Inc.
                    Class                ("ABI")+++ since July 2008;
                    Two                  Director of ABI and
                    (ANMIF,              President of the AB Mutual
                    ACMIF                Funds. Previously, he served
                    and                  as Executive Managing
                    ANYMIF               Director of ABI from
                    2017)                December 2006 to June
                                         2008. Prior to joining ABI in
                                         2006, he served as Executive
                                         Managing Director of
                                         Bernstein Global Wealth
                                         Management, and prior
                                         thereto, Senior Managing
                                         Director and Global Head of
                                         Client Service and Sales of
                                         the Adviser's institutional
                                         investment management
                                         business since 2004. Prior
                                         thereto, he was Managing
                                         Director and Head of North
                                         American Client Service and
                                         Sales in the Adviser's
                                         institutional investment
                                         management business, with
                                         which he has been associated
                                         since prior to 2004.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee for each Fund.

+  If elected at the Meeting.

++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of each Fund due to his position as a Senior Vice President of the Adviser.

+++The Adviser and ABI are affiliates of each Fund.

   The dollar range of the Funds' securities beneficially owned by each Director, and the aggregate dollar range of securities owned in the funds overseen by the Director within the Fund Complex are set forth below.

                                                        AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN THE
                             DOLLAR RANGE OF EQUITY   FUNDS OVERSEEN IN THE
                             SECURITIES IN THE FUNDS     AB FUND COMPLEX
                             AS OF DECEMBER 31, 2014 AS OF DECEMBER 31, 2014
                             ----------------------- -----------------------
    Independent Directors
    ---------------------
    John H. Dobkin           AGHIF:    $1-$10,000         Over $100,000
    Michael J. Downey                     None            Over $100,000
    William H. Foulk, Jr.    AGHIF:  $10,001-$50,000      Over $100,000
                             ANMIF:    $1-$10,000         Over $100,000
    D. James Guzy            AGHIF:  $10,001-$50,000      Over $100,000
    Nancy P. Jacklin         AGHIF:  $10,001-$50,000      Over $100,000
    Garry L. Moody                        None            Over $100,000
    Marshall C. Turner, Jr.               None            Over $100,000
    Earl D. Weiner           AGHIF:  $10,001-$50,000      Over $100,000
                             ANYMIF:   $1-$10,000         Over $100,000
    Interested Director
    -------------------
    Robert M. Keith                       None                None

   The business and affairs of the Funds are managed under the direction of the Board. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors," and the Director who is an "interested person" of the Funds is referred to as an "Interested Director." Certain information concerning each Director and the Funds' governance structure is set forth below.

   Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

   In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as a Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014;
Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman of a number of them, and served as Chairman of the Governance and Nominating Committee of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of each Fund in accordance with its investment objective and policies, and otherwise in accordance with the Fund's prospectus, the requirements of the 1940 Act and other applicable Federal laws, applicable state laws and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe this structure sets the proper tone for the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

   Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with
(i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances will occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

   Risk oversight forms part of the Board's general oversight of the Funds' investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in ensuring effective risk management, but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, resource availability and/or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), each Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), each Fund's Chief Compliance Officer, each Fund's independent registered public accounting firm and counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters.

   Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks. Processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

   During each Fund's fiscal year ended in 2014, the Board of AGHIF met eight times, and the Board of ANMIF, ACMIF and ANYMIF met nine times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Board Committees. The Board has three standing committees: the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. The members of the Committees are identified above in the table listing the Directors.

   The function of the Audit Committee is to assist the Board in its oversight of each Fund's accounting and financial reporting policies and practices. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During each Fund's fiscal year ended 2014, the Audit Committee of AGHIF met two times; of ANMIF, three times; of ACMIF, three times; and of ANYMIF, three times.

   The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.abglobal.com (under "Menu," click on "Americas," then "Individual Investors," then "United States (US Citizens)," then "Investments," then "Closed-End Funds," then the name of a Fund (e.g., "Alliance New York Municipal Income Fund"), then "Governance and Nominating Committee Charter"). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect a Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

   Pursuant to the charter, the Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group of stockholders for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During each Fund's fiscal year ended 2014, the Governance and Nominating Committee met three times.

   The function of the Independent Directors Committee is to consider and take action on matters that the Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund's fiscal year ended in 2014, the Independent Directors Committee of each Fund met seven times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended in 2014, the approval of the Advisory and Shareholder Inquiry Agreement of each Fund was considered at the November 4-6, 2014 meetings of the Independent Directors Committee.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   Board Compensation. None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. Information concerning the aggregate compensation paid by the Funds to the Directors during each Fund's fiscal year ended 2014; the aggregate compensation paid to the Directors during calendar year 2014 by all of the investment companies overseen by the Director within the AB Fund Complex; the total number of investment companies in the AB Fund Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. Neither the Funds nor any other investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                             NUMBER OF
                                                             NUMBER OF      INVESTMENT
                                                             INVESTMENT     PORTFOLIOS
                                                          COMPANIES IN THE  WITHIN THE
                                                              AB FUND         AB FUND
                                            COMPENSATION      COMPLEX,       COMPLEX,
                                              FROM THE     INCLUDING THE   INCLUDING THE
                          COMPENSATION         AB FUND      FUNDS, AS TO   FUNDS, AS TO
                            FROM THE          COMPLEX,       WHICH THE       WHICH THE
                          FUNDS DURING      INCLUDING THE  DIRECTOR IS A   DIRECTOR IS A
                         THEIR FISCAL YEARS FUNDS, DURING   DIRECTOR OR     DIRECTOR OR
   NAME OF DIRECTOR        ENDED 2014           2014          TRUSTEE         TRUSTEE
------------------------ ------------------ ------------- ---------------- -------------
Independent Directors
---------------------
John H. Dobkin           $ 6,550   AGHIF      $262,000           31             116
                         $ 6,550   ANMIF
                         $ 6,550   ACMIF
                         $ 6,550   ANYMIF

Michael J. Downey        $ 6,550   AGHIF      $262,000           31             116
                         $ 6,550   ANMIF
                         $ 6,550   ACMIF
                         $ 6,550   ANYMIF

William H. Foulk, Jr.    $10,769   AGHIF      $262,000           31             116
                         $ 7,956   ANMIF
                         $ 7,956   ACMIF
                         $ 7,956   ANYMIF

D. James Guzy            $ 6,550   AGHIF      $262,000           31             116
                         $ 6,550   ANMIF
                         $ 6,550   ACMIF
                         $ 6,550   ANYMIF

Nancy P. Jacklin         $ 6,550   AGHIF      $269,500           31             116
                         $ 6,625   ANMIF
                         $ 6,625   ACMIF
                         $ 6,625   ANYMIF

Garry L. Moody           $ 7,425   AGHIF      $297,000           31             116
                         $ 7,425   ANMIF
                         $ 7,425   ACMIF
                         $ 7,425   ANYMIF

Marshall C. Turner, Jr.  $ 7,769   AGHIF      $457,000           31             116
                         $ 8,988   ANMIF
                         $ 8,988   ACMIF
                         $ 8,988   ANYMIF

Earl D. Weiner           $ 7,000   AGHIF      $272,500           31             116
                         $ 6,925   ANMIF
                         $ 6,925   ACMIF
                         $ 6,925   ANYMIF

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL ONE. FOR EACH FUND, APPROVAL OF PROPOSAL ONE REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of the nominees as Directors for each Fund. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the election of the nominees as Director in Proposal One requires the affirmative vote of a majority of the votes entitled to be cast by the Fund's preferred stockholders (as applicable) and common stockholders voting together as a single class. Any abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposal One. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, as applicable, of the Fund. In the event that (i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposal One (as described in the Proxy Statement) have not been timely received, the Chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Direc-tors for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or on any other matter by the stockholders of another Fund. As described above, Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF, respectively, and will vote together with the holders of the common stock as a single class for purposes of Proposal One and on any proposal that may be properly presented at the Meeting applicable to their respective Funds.

   Each Fund has engaged AST Fund Solutions LLC ("AST"), to assist in soliciting proxies for the Meeting. AST will receive a total fee of approximately $1,000 for its services, to be divided equally among the Funds ($250 per Fund).

OTHER INFORMATION

OFFICERS OF THE FUNDS
---------------------

   Certain information concerning the Funds' officers is set forth below. Each officer is elected annually by the Board and serves a one-year term until his or her successor is duly elected and qualifies.

NAME, ADDRESS*                         POSITION(S) (MONTH AND YEAR      PRINCIPAL OCCUPATION DURING
AND AGE                                FIRST ELECTED)                   PAST 5 YEARS (OR LONGER)
-------------------------------------  -------------------------------- --------------------------------
Robert M. Keith                        President and Chief Executive    See biography above.
54                                     Officer, all Funds (09/08)

Philip L. Kirstein                     Senior Vice President and        Senior Vice President and
69                                     Independent Compliance Officer,  Independent Compliance
                                       all Funds (10/04)                Officer of the AB Fund
                                                                        Complex, with which he has
                                                                        been associated since October
                                                                        2004. Prior thereto, he was Of
                                                                        Counsel to Kirkpatrick &
                                                                        Lockhart, LLP from October
                                                                        2003-October 2004, and
                                                                        General Counsel of Merrill
                                                                        Lynch Investment Managers,
                                                                        L.P. since prior to March 2003.

Robert (Guy) B. Davidson III           Senior Vice President,           Senior Vice President of the
53                                     ANMIF (4/02)                     Adviser**, with which he has
                                       ACMIF (4/02)                     been associated since prior to
                                       ANYMIF (4/02)                    2010.

Douglas J. Peebles                     Senior Vice President,           Senior Vice President of the
49                                     ANMIF (6/04)                     Adviser**, with which he has
                                       ACMIF (6/04)                     been associated since prior to
                                       ANYMIF (6/04)                    2010.

NAME, ADDRESS*                         POSITION(S) (MONTH AND YEAR    PRINCIPAL OCCUPATION DURING
AND AGE                                FIRST ELECTED)                 PAST 5 YEARS (OR LONGER)
-------------------------------------  ------------------------------ --------------------------------
Michael G. Brooks                      Vice President,                Senior Vice President of the
66                                     ANMIF (10/05)                  Adviser**, with which he has
                                       ACMIF (10/05)                  been associated since prior to
                                       ANYMIF (10/05)                 2010.

Fred S. Cohen                          Vice President,                Senior Vice President of the
56                                     ACMIF (10/05)                  Adviser**, with which he has
                                       ANMIF (10/05)                  been associated since prior to
                                       ANYMIF (10/05)                 2010.

Paul J. DeNoon                         Vice President,                Senior Vice President of the
52                                     AGHIF (4/94)                   Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2010.

Terrance T. Hults                      Vice President,                Senior Vice President of the
48                                     ANMIF (12/01)                  Adviser**, with which he has
                                       ACMIF (12/01)                  been associated since prior to
                                       ANYMIF (12/01)                 2010.

Marco G. Santamaria                    Vice President,                Senior Vice President of the
49                                     AGHIF (9/10)                   Adviser**, with which he has
                                                                      been associated since June
                                                                      2010. Prior thereto, he was a
                                                                      founding partner at Global
                                                                      Securities Advisors, an
                                                                      emerging market-oriented
                                                                      fixed-income hedge fund since
                                                                      prior to 2010.

Joseph J. Mantineo                     Treasurer and Chief Financial  Senior Vice President of
55                                     Officer, all Funds (8/06)      AllianceBernstein Investor
                                                                      Services, Inc. ("ABIS")**, with
                                                                      which he has been associated
                                                                      since prior to 2010.

Phyllis J. Clarke                      Controller,
54                                     ANMIF (5/09)                   Vice President of ABIS**, with
                                       ACMIF (5/09)                   which she has been associated
                                       ANYMIF (5/09)                  since prior to 2010.

Stephen Woetzel                        Controller,                    Vice President of ABIS**, with
43                                     AGHIF (5/09)                   which he has been associated
                                                                      since prior to 2010.

Vincent S. Noto                        Chief Compliance Officer,      Vice President and Mutual Fund
50                                     all Funds (01/14)              Chief Compliance Officer of the
                                                                      Adviser** since 2014. Prior
                                                                      thereto, he was Vice President
                                                                      and Director of Mutual Fund
                                                                      Compliance of the Adviser**
                                                                      since prior to 2010.

NAME, ADDRESS*                         POSITION(S) (MONTH AND YEAR  PRINCIPAL OCCUPATION DURING
AND AGE                                FIRST ELECTED)               PAST 5 YEARS (OR LONGER)
-------------------------------------  ---------------------------  ---------------------------------
Emilie D. Wrapp                            Secretary,               Senior Vice President, Assistant
59                                         all Funds (10/05)        General Counsel and Assistant
                                                                    Secretary of ABI**, with which
                                                                    she has been associated since
                                                                    prior to 2010.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

STOCK OWNERSHIP
---------------

   The outstanding voting shares of AGHIF, ANMIF, ACMIF and ANYMIF as of the Record Date consisted of 86,229,677 shares of common stock of AGHIF; 28,774,936 shares of common stock and 2,677 shares of each of Auction Preferred Shares, Series M, Series W and Series TH and 1,658 shares of Series T of ANMIF; 8,554,668 shares of common stock and 1,451 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF; and 4,836,261 shares of common stock and 816 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 3, 2015, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

AUDIT COMMITTEE REPORT
----------------------

   The following Audit Committee Report was adopted by the Audit Committee for each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.abglobal.com (under "Menu," click on "Americas," then "Individual Investors," then "United States (US Citizens)," then "Investments," then "Closed-End Funds," then the name of a Fund (e.g., "Alliance New York Municipal Income Fund"), then "Closed-End Funds Audit Committee Charter"). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, Auditors Communication with those Charged with Governance, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

 John H. Dobkin                         Nancy P. Jacklin
 Michael J. Downey                      Garry L. Moody
 William H. Foulk, Jr.                  Marshall C. Turner, Jr.
 D. James Guzy                          Earl D. Weiner

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS BY THE BOARD
-----------------------------------------------------------------------

   The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Funds' independent registered public accounting firm. In addition, on the dates specified below, the Board approved the selection of the Funds' independent registered public accounting firm as required by, and in accordance with, the 1940 Act. At meetings held on February 4-6, 2014 (AGHIF) and November 4-6, 2014 (ANMIF, ACMIF and ANYMIF), the Board approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the accounts of each Fund for the fiscal year ending, as applicable, March 31, 2015 (AGHIF) and October 31, 2015 (ANMIF, ACMIF and ANYMIF).

   Ernst & Young LLP has audited the accounts of AGHIF, ANMIF, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
----------------------------------------------------

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and
(iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                               ALL FEES FOR
                                                                                NON-AUDIT
                                                                     ALL OTHER   SERVICES
                                                                     FEES FOR  PROVIDED TO
                                                                     SERVICES   THE FUND,
                                                                     PROVIDED  THE ADVISER
                                                  AUDIT               TO THE   AND SERVICE
                                    AUDIT FEES RELATED FEES TAX FEES   FUND    AFFILIATES*
                                    ---------- ------------ -------- --------- ------------
AllianceBernstein Global       2013  $57,500      $8,326    $18,795     $0       $658,928
 High Income Fund, Inc.        2014  $57,500      $8,000    $22,062     $0       $323,592

AllianceBernstein
 National Municipal            2013  $32,500      $8,000    $12,967     $0       $344,478
 Income Fund, Inc.             2014  $39,988      $8,000    $13,467     $0       $432,122

Alliance California Municipal  2013  $32,500      $8,000    $12,967     $0       $344,478
 Income Fund, Inc.             2014  $39,988      $8,000    $13,467     $0       $432,122

Alliance New York Municipal    2013  $32,500      $8,000    $12,967     $0       $344,478
 Income Fund, Inc.             2014  $41,514      $8,000    $13,467     $0       $432,122

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2014 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2014 were AGHIF, $30,062 (comprising $8,000 of audit related fees and $22,062 of tax fees); ANMIF, $21,467 (comprising $8,000 of audit related fees and $13,467 of tax fees); ACMIF, $21,467 (comprising $8,000 of audit related fees and $13,467 of tax fees); and ANYMIF, $21,467 (comprising $8,000 of audit related fees and $13,467 of tax fees). The Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds' independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser also functions as the administrator to the Funds.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   None of the Funds is aware of an untimely filing of a statement of initial beneficial ownership interest by any person subject to Section 16 under the Securities Exchange Act of 1934 during the Fund's fiscal year ended 2014.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. As of February 13, 2015, the following shareholders held more than 5% of the specified Fund's shares:

                                                                    NUMBER
FUND             SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES PERCENTAGE
------ ------------------------------------------ ---------------- --------- ----------
ANMIF  First Trust Portfolios L.P., First Trust   common stock     3,128,548   10.88%
       Advisors L.P. and The Charger
       Corporation (120 East Liberty Drive,
       Suite 400, Wheaton, Illinois 60187)

ANMIF  Citigroup Global Markets Inc., Citigroup   auction rate         2,992   30.90%
       Financial Products Inc., Citigroup Global  preferred stock
       Markets Holdings Inc. (388 Greenwich
       Street, New York, New York 10013) and
       Citigroup Inc. (399 Park Avenue, New
       York, New York 10043)

ANMIF  UBS AG on behalf of UBS Securities         auction rate         1,049   10.83%
       LLC and UBS Financial Services Inc.        preferred stock
       (Bahnhofstrasse 45, P.O. Box CH-8049,
       Zurich, Switzerland)

ANMIF  Bank of America Corp. (Bank of America     auction rate         1,770   18.30%
       Corporate Center, 100 North Tryon Street,  preferred stock
       Charlotte, North Carolina 28255), Bank of
       America N.A. (101 South Tryon Street,
       Charlotte, North Carolina 28255) and
       Blue Ridge Investments, L.L.C. (214
       North Tryon Street, Charlotte, North
       Carolina 28255)

                                                                    NUMBER
 FUND            SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES PERCENTAGE
------- ----------------------------------------- ---------------- --------- ----------
ACMIF   First Trust Portfolios L.P., First Trust  common stock     1,695,517   19.82%
        Advisors L.P. and The Charger
        Corporation (120 East Liberty Drive,
        Suite 400, Wheaton, Illinois 60187)

ACMIF   RiverNorth Capital Management, LLC,       auction rate         1,474   50.80%
        RiverNorth Capital Partners, L.P. and     preferred stock
        RiverNorth Institutional Partners, L.P.
        (325 North LaSalle Street, Suite 645,
        Chicago, Illinois 60654)

ACMIF   UBS AG on behalf of UBS Securities        auction rate           351   12.10%
        LLC and UBS Financial Services Inc.       preferred stock
        (Bahnhofstrasse 45, P.O. Box CH-8049,
        Zurich, Switzerland)

ACMIF   Bank of America Corp. (Bank of            auction rate           834   28.70%
        America Corporate Center, 100 North       preferred stock
        Tryon Street, Charlotte, North Carolina
        28255), Bank of America N.A. (101
        South Tryon Street, Charlotte, North
        Carolina 28255) and Blue Ridge
        Investments, L.L.C. (214 North Tryon
        Street, Charlotte, North Carolina 28255)

ANYMIF  First Trust Portfolios L.P., First Trust  common stock       383,157    7.92%
        Advisors L.P. and The Charger
        Corporation (120 East Liberty Drive,
        Suite 400, Wheaton, Illinois 60187)

ANYMIF  Bulldog Investors, LLC, Bulldog           common stock       271,915   10.11%
        Investors Group of Funds, Phillip
        Goldstein, Andrew Dakos and Steven
        Samuels (Park 80 West-Plaza Two, 250
        Pehle Avenue, Suite 708, Saddle Brook,
        New Jersey 07663)

ANYMIF  Karpus Management, Inc., d/b/a/ Karpus    common stock       282,896    5.85%
        Investment Management (183 Sully's
        Trail, Pittsford, New York 14534)

                                                                   NUMBER
 FUND            SHAREHOLDER (ADDRESS)           CLASS OF SHARES  OF SHARES PERCENTAGE
------- ---------------------------------------- ---------------- --------- ----------
ANYMIF  Bulldog Investors, LLC (Park 80 West-    auction rate        848      51.96%
        Plaza Two, 250 Pehle Avenue, Suite       preferred stock
        708, Saddle Brook, New Jersey 07663),
        Bulldog Investors Group of Funds (Park
        80 West-Plaza Two, 250 Pehle Avenue,
        Suite 708, Saddle Brook, New Jersey
        07663), Opportunity Partners LP (Park
        80 West-Plaza Two, 250 Pehle Avenue,
        Suite 708, Saddle Brook, New Jersey
        07663), Full Value Partners LP (Park 80
        West-Plaza Two, 250 Pehle Avenue,
        Suite 708, Saddle Brook, New Jersey
        07663), Steady Gain Partners LP
        (10 Wenwood Drive, Brookville,
        New York 11545), Special Opportunities
        Fund, Inc. (615 East Michigan Street,
        Milwaukee, Wisconsin 53202), Phillip
        Goldstein (Park 80 West-Plaza Two, 250
        Pehle Avenue, Suite 708, Saddle Brook,
        New Jersey 07663), Andrew Dakos
        (Park 80 West-Plaza Two, 250 Pehle
        Avenue, Suite 708, Saddle Brook, New
        Jersey 07663) and Steven Samuels (Park
        80 West-Plaza Two, 250 Pehle Avenue,
        Suite 708, Saddle Brook, New Jersey
        07663)

ANYMIF  UBS AG on behalf of UBS Securities       auction rate         97       5.94%
        LLC and UBS Financial Services Inc.      preferred stock
        (Bahnhofstrasse 45, P.O. Box CH-8049,
        Zurich, Switzerland)

ANYMIF  Bank of America Corp. (Bank of           auction rate        589      36.10%
        America Corporate Center, 100 North      preferred stock
        Tryon Street, Charlotte, North Carolina
        28255) and Blue Ridge Investments,
        L.L.C. (214 North Tryon Street,
        Charlotte, North Carolina 28255)

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 26, 2015 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2016 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2015

Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 26, 2015 and no later than October 26, 2015.

   The persons named as proxies for the 2016 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 26, 2015 and no later than October 26, 2015. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

February 23, 2015
New York, New York

                    TABLE OF CONTENTS                   PAGE
                    ----------------------------------- ----
                    Introduction.......................   1
                    Proposal One: Election of
                     Directors.........................   2
                    Proxy Voting and Stockholder
                     Meeting...........................  15
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds.........................  22
                    Section 16(a) Beneficial Ownership
                     Reporting Compliance..............  22
                    Other Matters......................  22
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders......................  24
                    Reports to Stockholders............  25


                                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                         ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

[LOGO]

--------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

FEBRUARY 23, 2015

                                 ----------
                                 PROXY CARD
                                 ----------
          [LOGO]
          [A/B]                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                                 SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                 --------------------------------------------->

                                 ----------------------------------------------
 YOUR VOTE IS IMPORTANT NO                  PROXY VOTING OPTIONS
MATTER HOW MANY SHARES YOU       ----------------------------------------------
OWN. PLEASE CAST YOUR PROXY
        VOTE TODAY!              1. MAIL your signed and voted proxy back in
                                    the postage paid envelope provided

                                 2. ONLINE at proxyonline.com using your proxy
                                    voting number found below
--------------------------------
                                 3. PHONE dial toll-free (888) 227-9349 to
                                    reach an automated touchtone voting line

                                 4. LIVE with a live operator when you call
                                    toll-free (800) 331-5817 Monday through
                                    Friday 9 a.m. to 10 p.m. Eastern time
                                 ----------------------------------------------
--------------------------------          CONTROL NUMBER  -> 12345678910
                                 ----------------------------------------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 30, 2015

The undersigned hereby appoints Nancy Hay and Carol H. Rappa or either of them, as attorneys-in-fact and proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of the above-referenced Fund to be held at 3:00 p.m., Eastern Time, on March 30, 2015 at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 331-5817. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Monday, March 30, 2015: The Proxy Statement is available on the Internet at www.abglobal.com/abfunds proxy.

--------------------------------------------------------------------------------
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

                                                                      ----------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.                       PROXY CARD
                                                                      ----------
YOUR SIGNATURE IS REQUIRED FOR
YOUR VOTE TO BE COUNTED.          ----------------------------------------------
                                  SIGNATURE (AND TITLE IF APPLICABLE)       DATE

Please sign exactly as your
name(s) appear(s) on this
proxy, and date it. When
shares are held jointly, each
holder should sign. When
signing in a representative
capacity, please give title.      ----------------------------------------------
                                  SIGNATURE (IF HELD JOINTLY)               DATE

================================================================================

This proxy is solicited on behalf of the Board of Directors of the Fund.

The Board, including a majority of the Independent Directors, unanimously recommends that the stockholders of the Fund vote FOR Proposal One.

All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the proxy card in the manner recommended by the Board.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: (black circle)

Proposal(s)                                              FOR           WITHHOLD
                                                         ---           --------

1.    To  elect three Class Three Directors of each
      Fund, each such Director to hold office for a term of three years and until his successor is duly elected and qualifies:

1a)   Marshall C. Turner, Jr.                              O              O

1b)   Garry L. Moody                                       O              O

1c)   Earl D. Weiner                                       O              O

2. To transact such other business as may properly come before the Meeting.


                              THANK YOU FOR VOTING


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